SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No.__)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


 [ ] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
 [X] Definitive Proxy Statement
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                    Phoenix California Tax Exempt Bonds, Inc.
                    -----------------------------------------
                (Name of Registrant as Specified In Its Charter)
                             Richard J. Wirth, Esq.
                      c/o Phoenix Duff & Phelps Corporation
                               56 Prospect Street
                           Hartford, Connecticut 06115
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

             1)  Title of each class of securities to which transaction applies:
                 --------------------------------------------------------
             2)  Aggregate number of securities to which transaction applies:
                 --------------------------------------------------------
             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                 --------------------------------------------------------
             4)  Proposed maximum aggregate value of transaction:
                 --------------------------------------------------------

              5)  Total fee paid: __________________
       [ ]    Fee paid previously with preliminary materials.
       [ ]    Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1)  Amount Previously Paid:_________________________________
              2)  Form, Schedule or Registration No.:_____________________
              3)  Filing Party:___________________________________________
              4)  Date Filed:_____________________________________________

                  PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.

                              101 Munson Street
                       Greenfield, Massachusetts 01301

                                  -----------

                      Notice of Special Meeting in lieu of
                      the Annual Meeting of Shareholders
                                March 14, 1997

                                  -----------

To the Shareholders:


   A Special Meeting in lieu of the Annual Meeting of Shareholders of Phoenix California Tax Exempt Bonds, Inc. (the "Fund") will be held in the principal executive offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301, on Friday, March 14, 1997 at 10:00 a.m. for the following purposes:


   (1) To fix at fourteen the number of Directors to serve until the next Annual Meeting and until their successors are chosen and qualified, and to elect the number of Directors so fixed;

   (2) To ratify or reject the selection of Price Waterhouse LLP, independent accountants, to audit financial statements of the Fund;

   (3) To approve or not approve a new Investment Advisory Agreement;

   (4) To approve or not approve a restatement of the Fund's fundamental investment restrictions; and

   (5) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

   The Board of Directors has fixed December 18, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

   Whether or not you plan to attend the meeting in person, please vote your shares by completing, dating and signing the enclosed proxy and returning it promptly in the postage paid return envelope enclosed for your use. Prompt return of proxies by shareholders will save the Fund and shareholders the costs associated with further solicitation.

                                        By Order of the Board of Directors,


                                        G. Jeffrey Bohne, Secretary

Greenfield, Massachusetts
January 17, 1997

                  PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.

                              101 Munson Street
                       Greenfield, Massachusetts 01301

                                  -----------

                                PROXY STATEMENT
       A Special Meeting in Lieu of The Annual Meeting of Shareholders
                          to be Held March 14, 1997

                                  -----------


   The enclosed proxy is solicited by the Board of Directors of Phoenix California Tax Exempt Bonds, Inc. (the "Fund") for use at the Special Meeting in lieu of the Annual Meeting of Shareholders to be held on Friday, March 14, 1997, and at any adjournment thereof. Shareholders of record at the close of business on December 18, 1996 ("Shareholders") are entitled to notice of and to vote at the meeting or any adjourned session. On that date, there were issued and outstanding 8,957,900.195 shares, par value $0.01 per share, of the Fund (the "Shares"). Each Shareholder will be entitled to one vote for each full Share (and a fractional vote corresponding to any fractional Share) registered in his or her name on the Fund's books on the record date and not thereafter repurchased or redeemed by the Fund.

   All Shares will be voted in accordance with the specifications on duly executed proxies for such Shares. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, any proposal, the Shares represented by the proxy will be voted in favor of the proposal. Any Shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Fund a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

   In addition to the solicitation of proxies by mail, officers and employees of National Securities & Research Corporation, the Fund's investment adviser (the "Adviser"), officers and employees of Phoenix Equity Planning Corporation, the Fund's Distributor and Financial Agent, and persons retained for the purpose may solicit proxies personally or by telephone or telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Fund for their reasonable expenses in sending proxy material to beneficial owners of Fund shares. The cost of solicitation of proxies, which is estimated to approximate $6,500 will be borne by the Fund.

   As used in this Proxy Statement, the term "a majority of the outstanding shares" means the lesser of (i) the vote of 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented or
(ii) more than 50% of the outstanding Shares. The terms "assignment" and "interested person" as used in this Proxy Statement have the respective meanings provided therefor in the Investment Company Act of 1940, as amended (the "1940 Act").

   In the event that insufficient votes in favor of any of the items set forth in the attached Notice of the meeting are received by the time scheduled for the meeting, the meeting may be held for the purposes of voting on those proposals for which sufficient votes have been received and the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than thirty days in the aggregate to permit further solicitation of proxies with respect to any proposals for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against any such proposal.

   If a Shareholder abstains from voting as to any matter, then the Shares held by such Shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the Shares covered by such non-vote proxy shall be deemed present at the meeting for all purposes except for the purposes of calculating the vote with respect to such matter.

   This Proxy Statement and the enclosed form of proxy are first being mailed to Shareholders on or about January 17, 1997. A copy of the Fund's most recent annual report and the most recent semi-annual report succeeding the annual report, if any, will be furnished, without charge, to any shareholders upon request to Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200 or call, toll free, at (800) 243-4361.

                            ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners and Management

  No person or group is known by the Fund to own beneficially more than 5% of the Fund's outstanding shares.

   On December 18, 1996, nominees for Director and officers of the Fund as a group owned beneficially less than one percent of the Fund's outstanding shares.

Information Concerning Investment Adviser

  The Fund's investment adviser is National Securities & Research Corporation (the "Adviser"), and is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding shares of the Adviser are owned by Phoenix Duff & Phelps Corporation ("Phoenix Duff & Phelps"). Approximately 60% of the outstanding common stock of Phoenix Duff & Phelps is owned by PM Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). The principal offices of Holdings and Phoenix Home Life are located at One American Row, Hartford, Connecticut 06102-5056. The principal office of Phoenix Duff & Phelps is located at 56 Prospect Street, Hartford, Connecticut 06115-0480.

   In addition to the Fund, the Adviser also serves as investment adviser to Phoenix Income and Growth Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix Strategic Equity Series
Fund: Phoenix Equity Opportunities Fund and Phoenix Worldwide Opportunities Fund. As compensation for its services to Phoenix Income and Growth Fund and Phoenix Strategic Equity Series Fund: Phoenix Equity Opportunities Fund, the Adviser is entitled to a fee, based on an annual percentage rate of 0.70% of the aggregate daily net asset values up to $1 billion; 0.65% of such values between $1 billion and $2 billion; and 0.60% of such values in excess of $2 billion. As compensation for its services to Phoenix Multi-Sector Fixed Income Fund, Inc. and Phoenix Multi-Sector Short Term Bond Fund, the Adviser is entitled to a fee, based on an annual percentage rate of 0.55% of the aggregate daily net asset values up to $1 billion; 0.50% of such values between $1 billion and $2 billion; and 0.45% of such values in excess of $2 billion. As compensation for its services to Phoenix Worldwide Opportunities Fund, the Adviser is entitled to a fee based on an annual percentage rate of 0.75% of the aggregate daily net asset values up to $1 billion; 0.70% of such values between $1 billion and $2 billion; and 0.65% of such values in excess of $2 billion. As of November 30, 1996, the Adviser had net assets under management of approximately $1,717,665,000.

   The directors of the Adviser are Michael E. Haylon, President, Philip R. McLoughlin and David R. Pepin. The address of these Directors is 56 Prospect Street, Hartford, Connecticut 06115-0480. The principal occupation of each director is that of an executive officer of Phoenix Duff & Phelps
Corporation.

   Michael E. Haylon, an officer of the Fund, is President and a Director of the Adviser. Philip R. McLoughlin, Trustee and President of the Fund, is a Director and Chairman of the Adviser. David R. Pepin, an officer of the Fund, is a Director of the Adviser. Timothy M. Heaney, William R. Moyer and James
D. Wehr, Vice Presidents of the Fund are also officers of the Adviser. Mr. Heaney is a Director, Fixed Income Research, Mr. Moyer is a Senior Vice President, Chief Financial Officer and Treasurer and Mr. Wehr is a Managing Director, Fixed Income.

   Michael E. Haylon, Philip R. McLoughlin and David R. Pepin are Directors of Phoenix Equity Planning Corporation ("Equity Planning"), the Fund's Distributor and Financial Agent. Leonard J. Saltiel is a Managing Director of Operations and Service of Equity Planning. For services to the Fund during the fiscal years ended April 30, 1994, 1995, and 1996 Equity Planning's gross commissions on sales of Fund Shares totaled $246,087, $124,446, and $156,046, respectively. Of these gross selling commissions Equity Planning received net commissions of $35,802, $14,922, and $18,687, respectively, for its services, the balance being paid to dealers. Equity Planning also acts as Financial Agent for the Fund. For services in this capacity during the fiscal years ended April 30, 1994, 1995 and 1996, Equity Planning received fees of $42,889, $36,661, and $36,185, respectively.


Portfolio Transactions and Brokerage

  In effecting portfolio transactions for the Fund, the Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Adviser may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of the Fund yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under its contract with the Fund and may benefit both the Fund and other clients of the Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Adviser may benefit the Fund. Where transactions are made in the over-the-counter market, the Adviser will cause the Fund to deal with the primary market makers, unless more favorable prices are otherwise obtainable.

   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and to obtaining the best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund. It is the present policy of the Fund not to effect any portfolio transactions with Equity Planning.

   The policy of the Fund with respect to brokerage is and will be reviewed by the Board of Directors of the Fund from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

   None of the brokerage commissions received by Equity Planning were paid to a broker who was an affiliated person of the Fund or an affiliated person of such a person or, to the knowledge of the Fund, to a broker an affiliated person of which was an affiliated person of the Fund or the Adviser. Total brokerage commissions paid during the fiscal year ended April 30, 1996 included brokerage commissions of $0 on portfolio transactions aggregating $47,941,193 executed by brokers who provided research and other statistical and factual information.

   Investment decisions for the Fund are made independently from those of the other investment companies advised by the Adviser. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund. It is the opinion of the Board of Directors of the Fund that the desirability of utilizing the Adviser as investment adviser to the Fund outweighs the disadvantages that may be said to exist from simultaneous transactions.

   For the fiscal years ended April 30, 1994, 1995 and 1996, portfolio turnover rates for the Fund were 25%, 51% and 20% respectively.


The Management Agreement

  The Management Agreement (the "Management Agreement") between the Fund and the Adviser was last approved by the shareholders on November 29, 1993. The Management Agreement, dated May 14, 1993, as amended, provides that the Adviser shall furnish the Fund investment advice, certain administrative services, office space and facilities, and shall pay the compensation of all officers and employees of the Fund. All expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund, including, among others, taxes, brokerage fees and commissions, fees of Directors who are not "interested persons" of the Adviser or any of its affiliates, charges of custodians, transfer and dividend disbursing agents and registrars, bookkeeping, auditing and legal expenses will be borne by the Fund.

   The Management Agreement provides that, as compensation for its services to the Fund, the Adviser is entitled to a fee payable monthly at the annual rate of 0.45% of the average of the aggregate daily net asset values of the Fund up to $1 billion; 0.40% of such value between $1 billion and $2 billion; and 0.35% of such value in excess of $2 billion. The Adviser also agreed to reimburse the Fund with respect to Fund expenses, exclusive of taxes, interest, brokerage fees, and extraordinary charges, such as litigation costs, which exceed 1% of the average daily net assets of the Fund during any fiscal year. For the fiscal years ended April 30, 1994, 1995 and 1996, it was not necessary that the Adviser reimburse ordinary operating expenses of the Fund and the Adviser's fees of $643,338, $549,917 and $542,769 respectively were not reduced.

   The Management Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder of the Fund for any act or omission in the course of or in connection with the matters to which the Management Agreement relates or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

   The Management Agreement continues in effect only so long as (1) such continuance is specifically approved at least annually by the Board of Directors of the Fund or by the vote of a majority of the outstanding shares of the Fund and (2) such continuance or any renewal and the terms of such contract have been approved by the vote of a majority of Directors of the Fund who are not interested persons, as that term is defined in the Investment Company Act of 1940, of the Adviser or of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The contract automatically terminates upon its assignment (as that term is defined in the Investment Company Act of 1940) and is terminable at any time, without penalty, on 60 days' written notice, by the Board of Directors of the Fund, by vote of a majority of the outstanding shares of the Fund or by the Adviser.

                                  PROPOSALS

                                PROPOSAL NO. 1

                            ELECTION OF DIRECTORS

   The By-Laws of the Fund provide that the Board of Directors shall consist of not fewer than three Directors and that the number of Directors for each year shall be fixed by vote at the meeting at which they are elected. The persons named in the enclosed proxy intend, unless authority is withheld, to vote for fixing the number of Directors at fourteen and for the election as Directors of the nominees named below. All of the nominees have been recommended by the Nominating Committee, which consists solely of Directors who are not interested persons of the Fund. All of the nominees are presently serving as Directors of the Fund. The Directors are recommending that the shareholders fix the number of Directors at fourteen and elect the persons whom they have nominated for election.

   Each of the nominees has agreed to serve as a Director if elected. If, at the time of the meeting, any nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Directors will hold office until the earlier of their retirement or the next annual meeting of shareholders and the selection and qualification of their successors. Executive officers are elected at the first meeting of the Board of Directors following the annual meeting of shareholders and hold office until the first meeting of the Board of Directors following the next annual meeting of shareholders and until their successors are chosen and qualified.

   The following table sets forth information as to the principal occupations during the past five years of nominees for election as Directors and of the Fund's executive officers and also sets forth information as to certain other directorships held by nominees for election as Directors.

Nominees for Election as Directors

  C. DUANE BLINN, 69, Director since 1993. Partner in the law firm of Day, Berry & Howard; Trustee/Director, the Phoenix Funds; Trustee, Phoenix Duff & Phelps Institutional Mutual Funds (since 1996); and Trustee, Phoenix-Aberdeen Series Fund (since 1996). Trustee/Director, the National Affiliated Investment Companies (May, 1993- December, 1993).

   **ROBERT CHESEK, 62, Director since 1993 (Chairman from 1989 to 1994). Vice President, Common Stock, Phoenix Home Life Mutual Insurance Company (until 1993); Trustee/Director, the Phoenix Funds; Trustee, Phoenix Duff & Phelps Institutional Mutual Funds (since 1996); and Trustee, Phoenix-Aberdeen Series Fund (since 1996). Director and Chairman, Phoenix Investment Counsel, Inc. (until 1994); Trustee/Director and Chairman, the National Affiliated Investment Companies (May, 1993-December, 1993).

   E. VIRGIL CONWAY, 67, Director since 1993. Chairman, Metropolitan Transit Authority (since 1992). Trustee/ Director, the Phoenix Funds; Trustee, Phoenix Duff & Phelps Institutional Mutual Funds (since 1996); and Trustee, Phoenix-Aberdeen Series Fund (since 1996). Duff & Phelps Utilities Tax-Free Income Inc. (since 1995), Duff & Phelps Utility and Corporate Bond Trust, Inc. (since 1995), Consolidated Edison Company of New York, Inc., Pace University, Atlantic Mutual Insurance Company, HRE Properties, Greater New York Councils, Boy Scouts of America, Union Pacific Corp., Centennial Insurance Company, Josiah Macy, Jr. Foundation, and the Harlem Youth Development Foundation; Director, Accuhealth, Trism, Inc., Realty Foundation of New York, and Chairman, New York Housing Partnership Development Corp.; and Chairman, Audit Committee of the City of New York. Advisory Director, Fund Directions, Blackrock Mortgage Securities Fund and Blackrock Freddie Mac Mortgage Securities Fund; Director/Trustee, the National Affiliated Investment Companies (1987-1993); Director, New York Chamber of Commerce and Industry (1979-1990). Chairman, Financial Accounting Standards Advisory Council (1992-1995).

   HARRY DALZELL-PAYNE, 67, Director since 1993. Trustee/Director, Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Duff & Phelps Utilities Tax-Free Income Inc. (since 1995), Duff & Phelps Utility and Corporate Bond Trust, Inc. (since 1995), and the Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund (since 1996). Director, Farragut Mortgage Co., Inc. (1991-1994). Director/Trustee, the National Affiliated Investment Companies (1987-1993); formerly, a Major General of the British Army.

   *FRANCIS E. JEFFRIES, 66, Director since 1995. Director, Phoenix Duff & Phelps Corporation. Director/Trustee, Phoenix Funds (since 1995); Trustee, Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Trustee, Phoenix- Aberdeen Series Fund (since 1996). Duff & Phelps Mutual Funds, Duff & Phelps Utilities Income Fund, Duff & Phelps Utilities Tax-Free Income Inc., and Duff & Phelps Utility and Corporate Bond Trust Inc. Director, The Empire District Electric Company (1984-present). Director (1989-1995), Chief Executive Officer (1989-1995) and President (1989- 1993), Duff & Phelps Corporation. Chairman of the Board, Phoenix Duff & Phelps Corporation
(since 1995).

   LEROY KEITH, JR., 57, Director since 1993. Trustee/Director, the Phoenix Funds; Trustee, Keystone Liquid Trust, Keystone Tax Exempt Trust, Keystone Tax Free Fund, Master Reserves Trust and Master Reserves Tax Free Trust; Director, Keystone International Fund, Inc. Director, Equifax Corporation and Phoenix Duff & Phelps Institutional Mutual Funds (since 1996). Trustee, Phoenix-Aberdeen Series Fund (since 1996). President, Morehouse College (1987-1994); Director/Trustee, the National Affiliated Investment Companies (May, 1993-December, 1993); Director, First Union Bank of Georgia (1989-1993) and Blue Cross/Blue Shield (1989-1993).

   *PHILIP R. McLOUGHLIN, 50, Director and President since 1993. Executive Vice President, Investments, Phoenix Home Life Mutual Insurance Company; Director/Trustee and President, the Phoenix Funds; Phoenix Duff & Phelps Institutional Mutual Funds and Phoenix-Aberdeen Series Fund (since 1996). Director, Vice Chairman and Chief Executive Officer, Phoenix Duff & Phelps Corporation (since 1995); Director and President, Phoenix Equity Planning Corporation; Director, Phoenix Investment Counsel, Inc. and Phoenix Realty Securities, Inc.; Director and Chairman, National Securities & Research Corporation. Director, Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.; Director/Trustee, the National Affiliated Investment Companies (May, 1993-December, 1993).

   EVERETT L. MORRIS, 68, Director since 1995. Vice President, W.H. Reaves and Company (1993-present). Director/Trustee, Phoenix Funds (1995-present). Trustee, Duff & Phelps Mutual Funds (since 1994), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996); Trustee, Phoenix-Aberdeen Series Fund (since 1996). Director, Duff & Phelps Utilities Tax-Free Income Inc. (since 1991) and Duff & Phelps Utility and Corporate Bond Trust, Inc. (since
1993); Director, Public Service Enterprise Group, Incorporated (1986-1993) and President and Chief Operating Officer, Enter-prise Diversified Holdings, Incorporated (1989-1993). Senior Executive Vice President and Chief Financial Officer, Public Service Electric and Gas Company (1986-1992). Director, First Fidelity Bank, N.A., New Jersey (until
1991).

   *JAMES M. OATES, 50, Director since 1993. Managing Director, The Wydown Group (since 1994) and Chairman, IBEX Capital Markets LLC (since 1997); Trustee/Director, the Phoenix Funds; Trustee, Phoenix Duff & Phelps Institutional Mutual Funds (since 1996); Director, Phoenix Duff & Phelps Corporation (since 1995); and Trustee, Phoenix- Aberdeen Series Fund (since
1996). Director, Investors Bank & Trust Corporation (since 1995), Investors Financial Services Corporation (since 1995), Blue Cross and Blue Shield of New Hampshire (since 1994), Plymouth Rubber Co. (since 1995), and Govett Worldwide Opportunity Funds Inc. (since 1991); President and Chief Executive Officer, Neworld Bank (1984-1994); Director, Massachusetts Bankers Association (1990-1993); Director/Trustee, the National Affiliated Investment Companies (May, 1993-December, 1993); Director, Savings Bank Life Insurance Company (1988-1994).

   *CALVIN J. PEDERSEN, 54, Director since 1995. Director/Trustee, Phoenix Funds (1995-present). Director, Phoenix Duff & Phelps Corporation (since
1986). President, Duff & Phelps Corporation (since July 1993). Executive Vice President, Duff & Phelps Corporation (January 1992 to July 1993). President and Chief Executive Officer, Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. Trustee, Duff & Phelps Mutual Funds, Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), and Trustee, Phoenix-Aberdeen Series Fund (since 1996).

   PHILIP R. REYNOLDS, 69, Director since 1993. Director, Vestaur Securities, Inc. (mutual fund) (since 1972); Trustee and Treasurer, J. Walton Bissell Foundation, Inc. (since 1988); Trustee/Director, the Phoenix Funds. Trustee, Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Trustee, Phoenix-Aberdeen Series Fund (since 1996). Director/Trustee, the National Affiliated Investment Companies (May, 1993-December, 1993).

   HERBERT ROTH, JR., 68, Director since 1993. Trustee/Director, the Phoenix Funds; Director, Phoenix Home Life Mutual Insurance Company, Boston Edison Company, Landauer, Inc. (medical services), Tech Ops./Sevcon Inc. (electronic controllers), and Mark IV Industries (diversified manufacturer); Trustee, Phoenix Duff & Phelps Institutional Mutual Funds (since 1996); Trustee, Phoenix-Aberdeen Series Fund (since 1996); Director, Key Energy Group (oil rig service) (1988-1994); Director/Trustee, the National Affiliated Investment Companies (May, 1993-December, 1993).

   RICHARD E. SEGERSON, 50, Director since 1993. Managing Director, Mullin Associates (since 1993); Trustee/ Director, the Phoenix Funds; Trustee, Phoenix Duff & Phelps Institutional Mutual Funds (since 1996); Trustee, Phoenix- Aberdeen Series Fund (since 1996); Vice President and General Manager, Coats & Clark, Inc. (previously Total American, Inc.) (1991-1993); Director/Trustee, the National Affiliated Investment Companies (1984-1993); Consultant, Total Group (1989-1991).

   LOWELL P. WEICKER, JR., 65, Director since 1995. Chairman, Dresing, Lierman, Weicker (since 1995); Trustee/Director, the Phoenix Funds; Trustee, Phoenix Duff & Phelps Institutional Mutual Funds (since 1996); Trustee, Phoenix-Aberdeen Series Fund (since 1996); Director, UST Inc. and HPSC, Inc. (since 1995); Governor of the State of Connecticut (1991-1995).

   *Indicates that the nominee is an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940. Messrs. Jefferies, McLoughlin, Oates, and Pedersen are directors and stockholders of Phoenix Duff & Phelps Corporation and, therefore, are "interested persons" of the Fund's Investment Adviser and "interested persons" of the Fund.


   **Indicates that the nominee was an officer of the investment adviser during the last five years. Until 1994, Mr. Chesek served as Chairman of the Fund's Investment Adviser.

Executive Officers

  (Other than Philip R. McLoughlin, President, who is described above.)

   MICHAEL E. HAYLON, 39, Executive Vice President since 1995. Executive Vice President-Investments, Phoenix Duff & Phelps Corporation. Executive Vice President, Phoenix Funds. Vice President, Phoenix Duff & Phelps Institutional Mutual Funds. Director and President, Phoenix Investment Counsel, Inc. and National Securities & Research Corporation. Senior Vice President, Securities Investments, Phoenix Home Life Mutual Insurance Company (until 1995). Various positions with Phoenix Home Life Mutual Insurance Company (1990-1993).

   DAVID R. PEPIN, 53, Executive Vice President since July, 1996. Executive Vice President, Phoenix Duff & Phelps Corporation (since 1996); Managing Director, Phoenix-Aberdeen International Advisors, LLC; Director, Phoenix Investment Counsel, Inc., and National Securities & Research Corporation. Director and Executive Vice President, Mutual Fund Sales and Operations, Phoenix Equity Planning Corporation. Various positions with Phoenix Home Life Mutual Insurance Company (1994-1995). Vice President and General Manager, Digital Equipment Corporation (1980-1994).

   TIMOTHY M. HEANEY, 31, Vice President since 1996. Vice President and Co-Manager (since 1996) of Phoenix Multi- Portfolio Fund Phoenix: Tax-Exempt Bond Portfolio. Director, Fixed Income Research, Phoenix Investment Counsel, Inc. and National Securities & Research Corporation (since 1996). Various positions with Phoenix Home Life Mutual Insurance Company (1992-1995).

   WILLIAM R. MOYER, 52, Vice President since 1993. Senior Vice President, Finance, and Treasurer, Phoenix Equity Planning Corporation. Senior Vice President, Finance, Chief Financial Officer and Treasurer, National Securities & Research Corporation and Phoenix Investment Counsel, Inc. Vice President, the Phoenix Funds. Senior Vice President and Chief Financial Officer, Phoenix Duff & Phelps Corporation. Senior Vice President, Chief Financial Officer and Treasurer, W.S. Griffith & Co., Inc. (until 1995). Vice President, Investment Products Finance, Phoenix Home Life Mutual Insurance Company; (until 1995).

   LEONARD J. SALTIEL, 42, Vice President since 1994. Managing Director, Operations and Service, Phoenix Equity Planning Corporation. Vice President, Phoenix Duff & Phelps Institutional Mutual Funds and Phoenix-Aberdeen Series Fund. Vice President, the Phoenix Funds (since 1994). Vice President, Investment Operations, Phoenix Home Life Mutual Insurance Company (until
1995). Vice President, National Securities & Research Corporation (until
1996). Various positions with Phoenix Home Life Mutual Insurance Company (1992-1994).

   JAMES D. WEHR, 39, Vice President since 1993. Vice President, Phoenix Multi-Portfolio Fund, Phoenix Series Fund, The Phoenix Edge Series Fund, and Phoenix Duff & Phelps Institutional Mutual Funds. Managing Director, Fixed Income, Phoenix Investment Counsel, Inc. and National Securities & Research Corporation (1996-Present). Vice President, Phoenix Investment Counsel, Inc. (1991-1996) and National Securities & Research Corporation (1993-1996).

   NANCY G. CURTISS, 43, Treasurer since 1994. Treasurer, Phoenix Equity Planning Corporation (1996-Present). Treasurer, the Phoenix Funds; Treasurer, Phoenix Duff & Phelps Institutional Mutual Funds and Phoenix-Aberdeen Series Fund (since 1996). Second Vice President and Treasurer, Fund Accounting, Phoenix Home Life Mutual Insurance Company (until 1995); Vice President, Fund Accounting, Phoenix Equity Planning Corporation (until 1996). Various positions with Phoenix Home Life Mutual Insurance Company (1978-1984).


Audit, Nominating and Executive Committees

  The Board of Directors has an Audit Committee, a Nominating Committee and an Executive Committee. The members are appointed at the first meeting of the Board following a meeting of the shareholders at which Directors are elected.

   The members of the Audit Committee of the Fund include only Directors who are not interested persons of the Fund. The Audit Committee meets with the Fund's auditors to review the scope of auditing procedures, the adequacy of internal controls, compliance by the Fund with the accounting, recordkeeping and financial reporting requirements of the Investment Company Act of 1940, and the possible effect on Fund operations of any new or proposed tax or other regulations applicable to investment companies. The Committee reviews services provided to the Fund pursuant to the Management Agreement and other service agreements to determine if the Fund is receiving satisfactory services at reasonable prices; makes an annual recommendation concerning the appointment of auditors; and reviews and recommends policies and practices relating to principles to be followed in the conduct of Fund operations. The Audit Committee reports the results of its inquiries to the Board of Directors. The Audit Committee currently consists of Messrs. C. Duane Blinn,
E. Virgil Conway, Herbert Roth, Jr., Richard E. Segerson and Lowell P. Weicker, Jr. The Audit Committee held four meetings during the fiscal year ended April 30, 1996.

   The Nominating Committee consists only of Directors who are not interested persons of the Fund. It recommends to the Board of Directors persons to be elected as Directors. The Nominating Committee held two meeting(s) during the fiscal year ended December 31, 1996. The Nominating Committee currently consists of Messrs. Robert Chesek, Harry Dalzell-Payne, Leroy Keith, Jr., Philip R. Reynolds and Herbert Roth, Jr. It will consider individuals proposed by a shareholder for election as a Director. Shareholders who wish to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Director of the Fund.

   The Executive Committee consists of three Directors, two of whom are not interested persons of the Fund. The Executive Committee is empowered under
Article V of the Fund's By-Laws to act for the Board on matters that can be delegated to a committee. The Executive Committee meets on an as-needed basis as appropriate between Board meetings. Currently, the Executive Committee consists of Messrs. E. Virgil Conway, Philip R. McLoughlin and Herbert Roth, Jr.

   Four meetings of the Board of Directors were held during the fiscal year ended April 30, 1996. During this term in office, the Directors attended 100% of the total number of meetings of the Board. None of the Directors attended fewer than 75% of the meetings of the Board and Committees of the Board.

   For services rendered to the Fund during the fiscal year ended April 30, 1996, persons serving as Directors during that period received an aggregate of $17,625 from the Fund as Directors' fees.

   Each Director who is not an "interested person" of the Adviser or any of its affiliates currently is entitled to a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Director who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. Each Director who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and $1,000 per joint Nominating Committee meeting attended. Each Director who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers are compensated for their services by the Adviser and receive no compensation from the Fund.

   For the Fund's last fiscal year, the Directors received the following compensation:

                               COMPENSATION TABLE

                                                                                      Total
                                                                                  Compensation
                                          Pension or                                From Fund
                                          Retirement              Estimated         and Fund
                        Aggregate      Benefits Accrued            Annual            Complex
                       Compensation    As Part of Fund          Benefits Upon        Paid to
Name                    From Fund          Expenses              Retirement         Directors
----                   ------------    ----------------         -------------     ------------
C. Duane Blinn           $ 1,730*                                                    $50,250
Robert Chesek            $ 1,545                                                     $45,750
E. Virgil Conway         $ 1,915                                                     $67,750
Harry Dalzell-Payne      $ 1,605                                                     $47,250
Francis E. Jeffries      $     0                                                     $     0
Leroy Keith, Jr.         $ 1,525     None for any Director   None for any Director   $45,250
Philip R. McLoughlin     $     0                                                     $     0
Everett L. Morris        $   330*                                                    $40,750
James M. Oates           $ 1,850                                                     $54,250
Calvin J. Pedersen       $     0                                                     $     0
Philip R. Reynolds       $ 1,605                                                     $47,250
Herbert Roth, Jr.        $ 2,020*                                                    $59,250
Richard E. Segerson      $ 1,850                                                     $54,250
Lowell P. Weicker, Jr.   $ 1,650                                                     $49,250

   *This compensation (and the earnings thereon) was deferred pursuant to the Directors' Deferred Compensation Plan.

              THE DIRECTORS RECOMMEND A VOTE "FOR" THE ELECTION
                        OF THE NOMINEES FOR DIRECTORS

                                 PROPOSAL NO. 2

  RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

   On the recommendation of the Audit Committee, the Directors (including all of the Directors who are not interested persons of the Fund) have selected Price Waterhouse LLP, independent accountants, to audit financial statements of the Fund filed with the Securities and Exchange Commission and other regulatory authorities. The Fund has been advised that neither such firm nor any of its partners has any financial interest in the Fund. The selection of auditors is subject to ratification or rejection by the shareholders at the meeting.

   A representative of Price Waterhouse LLP, auditors for the Fund for the fiscal year ended April 30, 1996, is not expected to be present at the meeting. A representative of Price Waterhouse LLP will have the opportunity to make a statement if they desire to do so and is expected to be available to respond to appropriate questions.

   The Fund's auditors examine the financial statements of the Fund annually, issue a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings for the year, review the Fund's semi-annual financial statements and prepare or review the Fund's income tax returns.


              THE DIRECTORS RECOMMEND A VOTE "FOR" RATIFICATION
                         OF THE SELECTION OF AUDITORS



                                PROPOSAL NO. 3


  TO APPROVE OR NOT APPROVE A NEW INVESTMENT ADVISORY AGREEMENT


   At a meeting of the Board of Directors on November 20, 1996, at which there was present and voting in person a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, the Directors unanimously approved the proposed Investment Advisory Agreement attached as Exhibit A (the "Proposed Agreement"). The Proposed Agreement is in the form used by the majority of mutual funds in the Phoenix Funds. The Adviser anticipates that standardization of the form of investment advisory agreement will provide for more efficient administration of the Fund. This agreement is substantially the same as the existing agreement except in three areas.

   First, the Proposed Agreement provides that the Fund pay the fees of all Directors who are not full-time employees of the Adviser or any of its affiliates. The existing agreement provides that the Fund pay the fees of all Directors who are not "interested persons" of the Adviser. Two of the Fund's fourteen Directors are full-time employees of an affiliate of the Adviser. Four of the Fund's Directors are interested persons of the Adviser. The change in agreements would mean that the Fund would bear the cost of the fees and expenses of two additional Directors. However, the pro forma additional Fund expense would be under $3500, or less than 0.01% of the value of the Fund's net assets as at April 30, 1996.

   Second, the Proposed Agreement explicitly authorizes the Adviser to utilize bunching procedures approved by the Directors during their meeting on November 20, 1996. These procedures are intended to produce greater efficiencies and cost savings by allowing trade orders to be combined when appropriate.

   Third, under the Proposed Agreement, the expense cap would be eliminated. The voluntary expense cap addressed various state law expense limitations and additional expense limitations agreed to by the Investment Adviser upon creation of the Fund. Based upon the passage of the National Securities Markets Improvements Act of 1996, such limitations are no longer effective. Furthermore, the additional limitations agreed to by the Adviser were intended as a short-term device to protect shareholders from excessive expenses during the start-up phase of the Fund. Elimination of these limitations is intended to conform to the expenses charged to similar, mature funds by the Investment Adviser or its affiliates and to be consistent with prevailing expenses fees for similar funds in the mutual fund industry. This action would not, directly or indirectly, establish a new fee or expense or presently increase any existing fee or expense to be paid by the Fund and its shareholders.


                                RECOMMENDATION



   The Directors recommend that the shareholders approve the Proposed Agreement. Approval of the Agreement is to be determined by the vote of a majority of the outstanding shares. If the Agreement is not approved by the shareholders, the Investment Adviser will continue to serve as investment adviser to such Fund under the terms of the current Advisory Agreement for a period of time pending approval of the Proposed Agreement (not to exceed one hundred and twenty days) unless a different investment advisory agreement is entered into with another investment adviser.


             THE DIRECTORS RECOMMEND A VOTE "FOR" APPROVAL OF THE
                      NEW INVESTMENT ADVISORY AGREEMENT


                                 PROPOSAL NO. 4

                          TO APPROVE OR NOT TO APPROVE
            REVISIONS TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES


   The Fund's fundamental investment policies, as set forth as "Investment Restrictions" in the Statement of Additional Information, currently contain numerous restrictions against making certain types of investments based upon prohibitions found in the Investment Company Act of 1940, as amended (the "1940 Act") as well as various state blue sky laws. On October 11, 1996, President Clinton signed the National Securities Markets Improvement Act of 1996. This new legislation created a national system of regulating mutual funds by pre-empting state blue sky laws. As mutual funds need not comply with state blue sky laws involving investment restrictions, the Fund desires to eliminate all restrictions other than those mandated by the 1940 Act. Accordingly, restrictions have been eliminated pertaining to redundant constraints as to permissible Fund investments and investing in the securities of any one issuer. And an inapplicable prohibition involving investments in commodities and mineral exploration programs has also been deleted as well as a restriction pertaining to trading account participations. None of the restrictions deleted are expected to have any impact upon continued Fund operations. The Fund's investment restrictions would therefore be restated as follows:


   "The Fund may not:


   (1) issue senior securities, as such term is defined in the Investment Company Act of 1940, as amended, except as otherwise permitted under these fundamental investment restrictions;

   (2) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; provided, however, the deposit or payment of an initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin;

   (3) borrow money in excess of 5% of the value of its total assets, or pledge its assets to an extent greater than 5% of the value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure or for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call options or in connection with the purchase or sale of financial futures contracts and related options shall not be deemed to be a pledge or other encumbrance;

   (4) engage in the business of underwriting the securities of others except in connection with the purchase of securities for its portfolio of municipal bonds;

   (5) concentrate its investments in the securities of issuers all of which conduct their principal business activities in the same industry provided that this restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

   (6) make any investment in real estate, real estate mortgage loans and/or commodities, except that the Fund may (a) purchase or sell readily marketable securities which are secured by interests in real estate, or issued by companies which deal in real estate including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's futures and related options positions and the premiums paid for related options do not exceed 5% of the value of the Fund's total assets; and


   (7) make loans, except that the Fund may (a) invest up to 15% of its total assets in repurchase agreements of a type regarded as "liquid" which are fully collateralized as to principal and interest and which are entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy and (b) loan its portfolio securities in amounts up to one-third of the value of its total assets.

   If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the values or costs of the Fund's assets will not be considered violate of the restriction."

                                RECOMMENDATION

   The Directors recommend that the shareholders approve the proposed restated fundamental restrictions. Approval of the restated restrictions is to be determined by the vote of a majority of the outstanding shares. The restated restrictions shall become operative concurrently with the effectiveness of a registration statement describing the same.

               THE DIRECTORS RECOMMEND A VOTE "FOR" THE FUND'S
                 RESTATED FUNDAMENTAL INVESTMENT RESTRICTIONS

   As of the date of this Proxy Statement, Fund management knows of no other matters to be brought before this meeting. However, if other matters properly come before this meeting, the persons named in the enclosed proxy will vote in accordance with the best interests of the Fund and its shareholders on such matters.

   SHAREHOLDER PROPOSALS Any proposal by a shareholder of the Fund intended to be presented at the next Meeting of Shareholders of the Fund must be received by the Fund at 101 Munson Street, Greenfield, Massachusetts 01301 no later than September 22, 1997.

   MISCELLANEOUS As of the date of this Proxy Statement, Fund's management knows of no other matters to be brought before the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

   All shareholders are urged to complete, sign, and return their proxies. The enclosed proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                        By Order of the Board of Directors,

                                        G. Jeffrey Bohne, Secretary

Greenfield, Massachusetts
January 17, 1997

                                                                     EXHIBIT A

                  PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.

                    FORM OF INVESTMENT ADVISORY AGREEMENT

   THIS AGREEMENT made effective as of the day of March, 1997 by and between PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC., a Maryland corporation having a place of business located at 101 Munson Street, Greenfield, Massachusetts (the "Fund") and NATIONAL SECURITIES & RESEARCH CORPORATION, a New York corporation having a place of business located at 56 Prospect Street, Hartford, Connecticut (the "Adviser").

   WITNESSETH THAT:

   1. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth herein. The Adviser accepts such appointment and agrees to render the services described in this Agreement for the compensation herein provided.

   2. In the event that the Directors desire to retain the Adviser to render investment advisory services hereunder with respect to one or more series ("Additional Series"), the Fund shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Fund in writing, whereupon such Additional Series shall become subject to the terms and conditions of this Agreement.

   3. The Adviser shall furnish continuously an investment program for the Fund and any Additional Series which may become subject to the terms and conditions set forth herein (sometimes collectively referred to as the "Series") and shall manage the investment and reinvestment of the assets of each Series, subject at all times to the supervision of the Directors. In effectuating the investment program for the Fund, the Adviser shall aggregate a transaction in accordance with the Statement of Policy with respect to Aggregation of Orders as most recently adopted by the Fund.

   4. With respect to managing the investment and reinvestment of the Series' assets, the Adviser shall provide, at its own expense:

     (a) Investment research, advice and supervision;

     (b) An investment program for each Series consistent with its investment objectives;

     (c) Implementation of the investment program for each Series including the purchase and sale of securities;

     (d) Advice and assistance on the general operations of the Fund; and

     (e) Regular reports to the Directors on the implementation of each Series' investment program.

   5. The Adviser shall, for all purposes herein, be deemed to be an independent contractor.

   6. The Adviser shall furnish at its own expense, or pay the expenses of the Fund, for the following:

     (a) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work);

     (b) Any Subadviser recommended by the Adviser and appointed to act on behalf of the Fund.

   7. All costs and expenses not specifically enumerated herein as payable by the Adviser shall be paid by the Fund. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Directors who are not full-time employees of the Adviser or any of its affiliates, expenses of Directors' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Directors, the Fund shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party.

   8. For providing the services and assuming the expenses outlined herein, the Fund agrees that the Adviser shall be compensated as follows:


     (a) The Fund shall pay the Adviser a monthly fee with respect to each Series at the annual rate of 0.45% of the Fund's average aggregate daily net assets up to $1 billion, 0.40% of the Fund's average aggregate daily net assets from $1 to $2 billion, and 0.35% of the Fund's average aggregate daily net assets in excess of $2 billion. The amounts payable to the Adviser with respect to the Fund shall be payable on the last day of each month.

     (b) Compensation shall accrue immediately upon the effective date of this Agreement.

     (c) If there is termination of this Agreement during a month, each Series' fee for that month shall be proportionately computed upon the average of the daily net asset values of such Series for such partial period in such month.

   9. The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Directors and subject further to compliance with applicable provisions of the Investment Company Act of 1940, as amended, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Fund, the Adviser and any such agent.

   10. The Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.

   11. It is understood that:

     (a) Directors, officers, employees, agents and shareholders of the Fund are or may be "interested persons" of the Adviser as directors, officers, stockholders or otherwise;

     (b) Directors, officers, employees, agents and stockholders of the Adviser are or may be "interested persons" of the Fund as Directors, officers, shareholders or otherwise; and

     (c) The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

   12. This Agreement shall become effective with respect to the Fund as of the date stated above (the "Contract Date") and with respect to any Additional Series, on the date specified in the notice to the Fund from the Adviser in accordance with paragraph 2 hereof that the Adviser is willing to serve as Adviser with respect to such Additional Series. Unless terminated as herein provided, this Agreement shall remain in full force and effect for a period of two years following the Contract Date, and, with respect to each Additional Series, until the next anniversary of the Contract Date following the date on which such Additional Series became subject to the terms and conditions of this Agreement and shall continue in full force and effect for periods of one year thereafter with respect to each Series so long as (a) such continuance with respect to any such Series is approved at least annually by either the Directors or by a "vote of the majority of the outstanding voting securities" of such Series and (b) the terms and any renewal of this Agreement with respect to any such Series have been approved by a vote of a majority of the Directors who are not parties to this Agreement or "interested persons" of any such party cast in person at a meeting called for the purpose of voting on such approval; provided, however, that the continuance of this Agreement with respect to each Additional Series is subject to its approval by a "vote of a majority of the outstanding voting securities" of any such Additional Series on or before the next anniversary of the Contract Date following the date on which such Additional Series became a Series hereunder.

   Any approval of this Agreement by a vote of the holders of a "majority of the outstanding voting securities" of any Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by a "vote of a majority of the outstanding voting securities" of any other Series of the Fund affected thereby and (b) that this Agreement has not been approved by the holders of a "vote of a majority of the outstanding voting securities" of the Fund, unless either such additional approval shall be required by any other applicable law or otherwise.

   13. The Fund may terminate this Agreement with respect to the Fund or to any Series upon 60 days' written notice to the Adviser at any time, without the payment of any penalty, by vote of the Directors or, as to each Series, by a "vote of the majority of the outstanding voting securities" of such Series. The Adviser may terminate this Agreement upon 60 days' written notice to the Fund, without the payment of any penalty. This Agreement shall immediately terminate in the event of its "assignment".

   14. The terms "majority of the outstanding voting securities", "interested persons" and "assignment", when used herein, shall have the respective meanings in the Investment Company Act of 1940, as amended.

   15. In the event of termination of this Agreement, or at the request of the Adviser, the Fund will eliminate all reference to "Phoenix" and/or "Phoenix Duff & Phelps" from its name, and will not thereafter transact business in a name using the word "Phoenix" and/or "Phoenix Duff & Phelps" in any form or combination whatsoever, or otherwise use the word "Phoenix" and/or "Phoenix Duff & Phelps" as part of its name. The Fund will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors and prospective investors delete from its name the word "Phoenix" and/or "Phoenix Duff & Phelps" or any approximation thereof. If the Adviser chooses to withdraw the Fund's right to use the word "Phoenix" and/or "Phoenix Duff & Phelps", it agrees to submit the question of continuing this Agreement to a vote of the Fund's shareholders at the time of such withdrawal.

   16. It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Fund personally, but bind only the property of the Fund. The execution and delivery of this Agreement have been authorized by the Directors and shareholders of the Fund and signed by the President of the Fund, acting as such, and neither such authorization by such Directors and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the property of the Fund.


   17. This Agreement shall be construed and the rights and obligations of the parties hereunder enforced in accordance with the laws of Maryland.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

                                        PHOENIX CALIFORNIA TAX EXEMPT
                                        BONDS, INC.

                                        By: ------------------------------------
                                            Name:
                                            Title:

                                        NATIONAL SECURITIES & RESEARCH
                                        CORPORATION

                                        By: ------------------------------------
                                            Name:
                                            Title:

                    PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
                                101 Munson Street
                         Greenfield, Massachusetts 01301
    Proxy for a Special Meeting in lieu of the Annual Meeting of Shareholders
                                 March 14, 1997
                                      PROXY


The undersigned shareholder of Phoenix California Tax Exempt Bonds, Inc. (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes and appoints Philip R. McLoughlin, Thomas N. Steenburg and Richard J. Wirth, and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting in lieu of the Annual Meeting of Shareholders of the Fund to be held on March 14, 1997 at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth on the reverse. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.

To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope.

This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND WHICH RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                                                 Withhold         For All
     PROPOSAL NO. 1.                                   For      Authority         Except*
     ELECTION OF DIRECTORS                             [ ]         [ ]              [ ]
     To fix the number of Directors at fourteen
     and elect Directors (except as marked to the
     contrary below)

     D. Blinn, R. Chesek, V. Conway, H. Dalzell-Payne,  F. Jeffries,
     L. Keith, P. McLoughlin, E. Morris, J. Oates, C. Pedersen, P. Reynolds,
     H. Roth, R. Segerson and L. Weicker


     * (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and strike a line through the nominee's name. Unless authority is withheld to vote for all nominees, the persons named as proxies shall vote to fix the number of Directors at fourteen.)

                                                       -----------------------------------------------------
                                                       Date
Please be sure to sign and date this Proxy.
------------------------------------------------------------------------------------------------------------


  Shareholder sign here                     Co-owner sign here
------------------------------------------------------------------------------------------------------------

PROPOSAL NO. 2.                                                  For         Against         Abstain
RATIFICATION OF SELECTION OF PRICE
WATERHOUSE LLP AS AUDITORS.                                      [ ]           [ ]             [ ]


PROPOSAL NO. 3.                                                  For         Against         Abstain
TO APPROVE OR NOT APPROVE A NEW
INVESTMENT ADVISORY AGREEMENT.                                   [ ]           [ ]             [ ]

PROPOSAL NO. 4.                                                  For         Against         Abstain
TO APPROVE OR NOT APPROVE THE
FUND'S RESTATED FUNDAMENTAL
INVESTMENT RESTRICTIONS.                                         [ ]           [ ]             [ ]

PROPOSAL NO. 5.
TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF.

NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, this signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, or guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

This Proxy may be revoked by the shareholder(s) at any time prior to the Special Meeting in lieu of the Annual Meeting.
RECORD DATE SHARES: